                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          Date of Report: May 14, 2003



                              KEY COMPONENTS, LLC
                              -------------------
             (Exact name of Registrant as Specified in its Charter)

           Delaware                             333-58675                             04-3425424
           --------                             ---------                             ----------
(State or other Jurisdiction of          (Commission File Number)          (IRS Employer Identification No.)
        incorporation)

                             200 White Plains Road
                              Tarrytown, NY 10591
                              -------------------
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code: (914) 332-8088
                                                             --------------


                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
             (Exact name of Registrant as Specified in its Charter)

           Delaware                            333-58675-01                           14-1805946
           --------                            ------------                           ----------
(State or other Jurisdiction of          (Commission File Number)          (IRS Employer Identification No.)
        incorporation)

                             200 White Plains Road
                              Tarrytown, NY 10591
                              -------------------
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code: (914) 332-8088
                                                             --------------

Item 9.  Regulation FD Disclosure.

         (a)      Certification by Chief Executive Officer of Quarterly Report

                       CERTIFICATION OF QUARTERLY REPORT

I, Clay B. Lifflander, Chief Executive Officer of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

                                             /s/ Clay B. Lifflander
                                             -----------------------------------
                                             Clay B. Lifflander
                                             Chief Executive Officer



         (b)      Certification by President of Quarterly Report

                       CERTIFICATION OF QUARTERLY REPORT

I, Robert B. Kay, President of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

                                             /s/ Robert B. Kay
                                             -----------------------------------
                                             Robert B. Kay
                                             President

         (c)      Certification by Chief Financial Officer of Quarterly Report

                       CERTIFICATION OF QUARTERLY REPORT

I, Keith A. McGowan, Chief Financial Officer of Key Components, LLC and Key Components Finance Corp (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

                                             /s/ Keith A. McGowan
                                             -----------------------------------
                                             Keith A. McGowan
                                             Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003


                                             KEY COMPONENTS, LLC



                                             By: /s/ Clay B. Lifflander
                                                 -------------------------------
                                                 Name:  Clay B. Lifflander
                                                 Title: Chief Executive Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003


                                             KEY COMPONENTS FINANCE CORP.



                                             By: /s/ Clay B. Lifflander
                                                 -------------------------------
                                                 Name:  Clay B. Lifflander
                                                 Title: Chief Executive Officer